INCOME TAXES	12 Months Ended
Nov. 30, 2022
Income taxes paid (refund) [abstract]
INCOME TAXES [Text Block]

21. INCOME TAXES

The following table reconciles the expected income taxes expense (recovery) at the Canadian statutory income tax rates to the amounts recognized in the statement of operations and comprehensive loss for the years ended November 30, 2022, 2021 and 2020:

	2022	2021	2020
Net loss before tax and comprehensive loss	(2,667,798)	(4,944,231)	$(2,924,236)
Combined statutory tax rate	19% to 27%	19% to 29.7%	27.00%
Expected income tax (recovery)	$(720,000)	$(1,278,990)	$(789,544)
Permanent differences	138,000	310,228	-
Non-deductible items and others	1,618,000	19,811	44,866
Change in deferred tax assets not recognized	(1,036,000)	948,951	744,678
Income tax expense (recovery)	$-	$-	$-

Significant components of the Company's unrecognized deferred tax assets (liabilities) for the years ended November 30, 2022 and 2021 are shown below:

	2022	2021
Non-capital losses	$1,657,000	$2,641,159
Capital losses	21,000	21,062
Equipment	-	1,511
Share issuance costs	48,000	29,036
Intangible assets	-	397,156
Others	-	13,498
Net deferred tax assets	$1,726,000	$3,103,422

Non-capital losses carryforward

The Company has non-capital loss carryforwards and net operating losses, for which no deferred tax asset has been recognized of approximately $10,971,723 (2021 - $9,703,024) which may be carried forward to apply against future income for Canadian, USA and United Kingdom income tax purposes, subject to the final determination by taxation authorities, expiring in the following years:

Expiry	2022
2038	675,203
2039	2,350,798
2040	2,443,638
2041	3,591,486
2042	1,910,598
TOTAL	$10,971,723